UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2006

LINENS HOLDING CO.

LINENS ‘N THINGS, INC.

LINENS ‘N THINGS CENTER, INC.

(Exact names of registrants as specified in their charters)

Delaware	333-135646-12	20-4192917
Delaware	001-12381	22-3463939
California	333-135646-11	59-2740308
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6 Brighton Road, Clifton, New Jersey  07015

(Address of principal executive offices)  (Zip Code)

(973) 778-1300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02               Results of Operations and Financial Condition.

On November 14, 2006, Linens Holding Co. (“Linens”) announced its consolidated financial results for the third quarter ended September 30, 2006.  The consolidated financial results are with respect to Linens and its consolidated subsidiaries, including Linens ‘n Things, Inc. and Linens ‘n Things Center, Inc.  A copy of the press release issued in connection with the announcement is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits.

(d)		Exhibits.

	99.1	Press Release of Linens Holding Co. dated November 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2006

LINENS HOLDING CO.
LINENS ‘N THINGS, INC.
LINENS ‘N THINGS CENTER, INC.
(Registrants)

By:	/s/ Francis M. Rowan
Francis M. Rowan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Linens Holding Co. dated November 14, 2006.